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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 20, 2005
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                Date of Report (Date of earliest event reported)


                                AptarGroup, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                 1-11846                 36-3853103
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  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois, 60014
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 815-477-0424.
                                                            ------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.
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     On January 20, 2005, the registrant's Board of Directors revised certain elements of director compensation based on recommendations by the Corporate Governance Committee. Effective February 1, 2005, the Board increased the annual retainer for non-employee directors, other than the Chairman of the Board, from $10,000 to $24,000. The Board also decreased meeting fees from $6,000 to $3,500 for each meeting attended in person by non-employee directors, other than the Chairman of the Board. All other fees payable to non-employee directors in 2005 will remain unchanged from 2004. These fees are as follows:

--   a fee of $1,000 for any teleconference Board meeting;

-- a fee of $1,000 for each committee meeting attended in person, $1,000 for each teleconference meeting of the Audit Committee, and $250 for each teleconference meeting of a committee other than the Audit Committee;

-- an annual retainer of $5,000 for the Chairpersons of the Audit and Compensation Committees; and

-- an annual fee of $110,000 for the Chairman of the Board, who is not an executive officer of the registrant, in lieu of the annual retainer and any meeting fees.

     In addition, under the 2004 Director Stock Option Plan, on the third trading date following the date of the 2005 annual meeting, each non-employee director (currently seven persons) will receive a non-qualified option to purchase 8,000 shares of common stock at a purchase price equal to the fair market value of the common stock on the date of grant. Under the 2004 Director Stock Option Plan, a non-employee director is only eligible for one grant under the Plan.











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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 AptarGroup, Inc.

Date: January 25, 2005                       By: /s/ Stephen J. Hagge
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                                                 Stephen J. Hagge
                                                 Executive Vice President, Chief
                                                 Financial Officer and Secretary